UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2025

MAYWOOD ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42518	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

418 Broadway, #6441

Albany, NY 12207

(Address of Principal Executive Offices) (Zip Code)

(718) 974-6945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one right	MAYAU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	MAYA	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-fifth of one Class A ordinary share upon the completion of the Company’s initial business combination	MAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 12, 2025, the Registration Statement on Form S-1 (SEC File No. 333-284082) (the “Registration Statement”) relating to the initial public offering of units of Maywood Acquisition Corp. (the “Company”) was declared effective.

On February 12, 2025, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also adopted an amended and restated memorandum and articles of association. The material terms of such agreements and the amended and restated memorandum and articles of association are fully described in the Company’s final prospectus, dated February 12, 2025, as filed with the SEC on February 13, 2025. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation, which are affixed as exhibits hereto.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and Seaport Global Securities LLC, as representatives of the underwriters.

3.1	Second Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement between the Company and Continental Stock Transfer & Trust Company.

10.2	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement between the Company and certain security holders.

10.4	Administrative Services Agreement.

10.5	Form of Indemnification Agreement.

10.6	Insider Letter.

10.7	Sponsor Note

10.8	Private Placement Unit Purchase Agreement with Sponsor

10.9	Private Placement Unit Purchase Agreement with Underwriters

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYWOOD ACQUISITION CORP.

Dated: February 14, 2025	By:	/s/ Zikang Wu
	Name:	Zikang Wu
	Title:	Chief Executive Officer

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